Exhibit 10.2

THIRTEENTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRTEENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of November 14, 2016, by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent (“Agent”) for the Lenders (as defined in the Credit Agreement referred to below), the Lenders party hereto, and NUVERRA ENVIRONMENTAL SOLUTIONS, INC., a Delaware corporation (“Borrower”).

WHEREAS, Borrower, Agent, and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 3, 2014 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”); and

WHEREAS, Agent, Lenders and Borrower have agreed to amend the Credit Agreement in certain respects.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

2. Effective Date Amendments to Credit Agreement. In reliance upon the representations and warranties of Borrower set forth in Section 8 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 6 below, the Credit Agreement is hereby amended as follows:

(a) Section 6.14 of the Credit Agreement is hereby amended to replace the reference to “November 14, 2016” with “November 30, 2016” in lieu thereof.

(b) Schedule 1.1 of the Credit Agreement is hereby amended to amend and restate clause (v) of the definition of “Permitted Indebtedness” in its entirety to read as follows:

(v) Indebtedness under the Term Loan Documents in an aggregate principal amount not to exceed $30,600,000, plus any interest required or permitted to be paid in kind under and pursuant to the Term Loan Documents.

3. Post-Effective Date Amendments to Credit Agreement. In reliance upon the representations and warranties of Borrower set forth in Section 8 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 7 below, the Credit Agreement is hereby amended as follows:

(a) Section 6.14 of the Credit Agreement is hereby amended to replace the reference to “November 30, 2016” with “December 16, 2016” in lieu thereof.

4. Effectiveness of the Amendment; Continuing Effect. Except as expressly set forth in Section 2 and Section 3 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby. This Amendment is a Loan Document.

5. Reaffirmation and Confirmation. Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of Borrower, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by Borrower in all respects.

6. Conditions to Effectiveness of Effective Date Amendments. The amendments set forth in Section 2 shall become effective upon the satisfaction of each of the following conditions precedent, in each case satisfactory to Agent in all respects (the “Effective Date”):

(a) Agent shall have received a copy of this Amendment executed and delivered by Agent, the Lenders party hereto, and the Loan Parties;

(b) Agent shall have received evidence satisfactory to Agent in its sole discretion that (i) the Borrower has received $3,985,378.97 of net proceeds from Additional Term Loan Debt (as such term is defined in that certain Eleventh Amendment to Amended and Restated Credit Agreement, dated as of October 13, 2016, by and among Borrower, Agent, and Lenders party thereto (the “Eleventh Amendment”)) to be held in the Nuverra Environmental Solutions Inc., Master Operating Account ending -7839 (the “Master Account”); (ii) Borrower, or the administrative agent for the Additional Term Loan Debt (the “Term Loan Agent”) on behalf of Borrower, has timely paid $2,014,621.03 in net proceeds from Additional Term Loan Debt as required under the Bond Documents; and (iii) such Additional Term Loan Debt from clauses 6(b)(i) and 6(b)(ii) hereof is subject to the terms and conditions of the Pari Passu Intercreditor Agreement as “Term Loan Obligations” (as defined in the Pari Passu Intercreditor Agreement);

(c) Agent shall have received an executed copy of an amendment to the Pari Passu Intercreditor Agreement in form and substance satisfactory to Agent;

(d) Agent shall have received an executed copy of an amendment to the Second Lien Intercreditor Agreement, and such other documents or instruments reasonably required by Agent, each in form and substance satisfactory to Agent; and

(e) no Default or Event of Default shall have occurred and be continuing on the date hereof or as of the Effective Date.

7. Conditions to Effectiveness of Post-Effective Date Amendments. The amendment set forth in Section 3 shall become effective upon the satisfaction of each of the following conditions precedent, in each case satisfactory to Agent in all respects:

(a) on or prior to November 30, 2016, Agent and Term Loan Agent shall have received a draft Amended and Restated Pari Passu Intercreditor Agreement that has been approved by Borrower’s board of directors, management and outside counsel and that would become effective upon entry of a bankruptcy court order authorizing Borrower to enter into such agreement and execution by the Borrower, in form and substance satisfactory to Agent and Term Loan Agent;

(b) on or prior to November 30, 2016, Agent shall have received a draft Amended and Restated Second Lien Intercreditor Agreement that has been approved by Borrower’s board of directors, management and outside counsel and that would become effective upon entry of a bankruptcy court order authorizing Borrower to enter into such agreement and execution by the Borrower, in form and substance satisfactory to Agent and Term Loan Agent;

(c) on or prior to November 30, 2016, Agent and Term Loan Agent shall have received a draft debtor-in-possession revolving credit agreement and a draft debtor-in-possession term loan credit agreement that have been approved by Borrower’s board of directors, management and outside counsel and that would become effective upon entry of a bankruptcy court order authorizing Borrower to enter into such agreement and execution by the Borrower, in form and substance satisfactory to Agent and Term Loan Agent; and

(d) no Default or Event of Default shall have occurred and be continuing on the date the other conditions to effectiveness described in clauses 7(a) – (c) hereof are satisfied.

8. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and Lenders that:

(a) after giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which Borrower is a party are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date);

(b) no Default or Event of Default has occurred and is continuing; and

(c) this Amendment and the Loan Documents, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.

9. Additional Term Loan Debt.

(a) Upon Agent’s receipt of evidence that the Borrower has received the Additional Term Loan Debt described in Section 6(b) above, all references to “$10,000,000” set forth in Section 9(a) of the Eleventh Amendment and Section 7 of that certain Twelfth Amendment to Amended and Restated Credit Agreement, dated as November 4, 2016, by and among Borrower, Agent and Lenders party thereto, shall be replaced with “$6,000,000” and any and all requirements or conditions set forth in the foregoing provisions shall be deemed fully satisfied.

(b) Agent and Lenders hereby agree not to exercise any remedies with respect to the cash proceeds of the Additional Term Loan Debt that are deposited in the Master Account (the “Additional Term Loan Proceeds”), including but not limited to exercising rights of setoff or exerting control over such Additional Term Loan Proceeds pursuant any Control Agreement unless there is an Event of Default after the Effective Date of this Amendment and the Term Loan Agent consents to such exercise of remedies; provided that Borrower hereby agrees that Agent and Lenders will have no duty to advance funds under the Credit Agreement until the Borrower provides evidence, in form and substance reasonably acceptable to Agent, that all of the Term Loan Proceeds have been spent by Borrower and the balance of funds in the Master Account is no greater than it was immediately before Borrower’s receipt of the Additional Term Loan Proceeds; provided, further, that any Additional Term Loan Proceeds not used by the Borrower by December 15, 2016 shall be used by Borrower to repay the Additional Term Loan Debt. The Term Loan Agent is an intended third-party beneficiary of this Section 9(b).

(c) In the event that Agent and/or Lenders foreclose on or otherwise obtain direct control over the Additional Term Loan Proceeds in contravention of the terms and conditions of this Section 9, the Additional Term Loan Proceeds shall be deemed to be held in trust by the Agent, Lenders or other custodian of such funds (as applicable) for the benefit solely of the lenders that funded the Additional Term Loan Debt described in Section 6(b) above, and the Additional Term Loan Proceeds shall be turned over to Term Loan Agent on demand and in the form received for distribution by Term Loan Agent to the lenders that funded the Additional Term Loan Debt. For the avoidance of doubt, as between the lenders that funded the Additional Term Loan Debt and the Agent, this Section 9 shall constitute a subordination agreement among lenders for purposes of applying 11 U.S.C. § 510(a).

10. Miscellaneous.

(a) Expenses. Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of Agent (including reasonable attorneys’ fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

(b) Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.

(c) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally effective as delivery of an original executed counterpart of this Agreement.

(d) Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

11. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of Borrower and each Guarantor that executes a Consent and Reaffirmation to this Amendment, on behalf of itself and its successors, assigns, and other legal representatives (Borrower, each Guarantor and all such other Persons being hereinafter referred to collectively as the “Releasors” and individually as a “Releasor”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent, Issuing Bank and Lenders, and their successors and assigns, and their present and former shareholders, Affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Issuing Bank, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Releasor may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in any way related to or in connection with the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each of Borrower and each Guarantor that executes a Consent and Reaffirmation to this Amendment understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each of Borrower and each Guarantor that executes a Consent and Reaffirmation to this Amendment agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC., as Borrower

By:	/s/ Mark D. Johnsrud
Name:	Mark D. Johnsrud
Title:	Chief Executive Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Zachary S. Buchanan
Name:	Zachary S. Buchanan
Title:	Authorized Signatory

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Lauren Trussell
Name:	Lauren Trussell
Title:	Vice President

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By:	/s/ John F. Kendrich
Name:	John F. Kendrich
Title:	Officer

CAPITAL ONE BUSINESS CREDIT CORP., as a Lender

By:	/s/ Julianne Low
Name:	Julianne Low
Title:	Senior Director

ASCRIBE II INVESTMENTS, LLC, as a Lender

By:	/s/ Lawrence A. First
Name:	Lawrence A. First
Title:	CIO & Managing Director

ASCRIBE III INVESTMENTS, LLC, as a Lender

By:	/s/ Lawrence A. First
Name:	Lawrence A. First
Title:	CIO & Managing Director

CONSENT AND REAFFIRMATION

Each of the undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Thirteenth Amendment to Amended and Restated Credit Agreement (terms defined therein and used, but not otherwise defined, herein shall have the meanings assigned to them therein); (ii) consents to Borrower’s execution and delivery thereof; (iii) agrees to be bound thereby, including Section 11 of the foregoing Thirteenth Amendment to Amended and Restated Credit Agreement; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever any Loan Documents to which the undersigned is a party and reaffirms that each such Loan Document is and shall continue to remain in full force and effect. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that Agent and Lenders have no obligation to inform such Guarantor of such matters in the future or to seek such Guarantor’s acknowledgment or agreement to future consents, amendments or waivers, and nothing herein shall create such a duty.

HECKMANN WATER RESOURCES CORPORATION

By:	/s/ Mark D. Johnsrud
Name:	Mark D. Johnsrud
Title:	President

HECKMANN WATER RESOURCES (CVR), INC.

By:	/s/ Mark D. Johnsrud
Name:	Mark D. Johnsrud
Title:	President

1960 WELL SERVICES, LLC

By:	/s/ Mark D. Johnsrud
Name:	Mark D. Johnsrud
Title:	President and Chief Operating Officer

HEK WATER SOLUTIONS, LLC

By:	/s/ Mark D. Johnsrud
Name:	Mark D. Johnsrud
Title:	President and Chief Operating Officer

APPALACHIAN WATER SERVICES, LLC

By:	HEK Water Solutions, LLC, its managing member

By:	/s/ Mark D. Johnsrud
Name:	Mark D. Johnsrud
Title:	President

BADLANDS POWER FUELS, LLC, a Delaware limited liability company

By:	/s/ Mark D. Johnsrud
Name:	Mark D. Johnsrud
Title:	President

BADLANDS POWER FUELS, LLC, a North Dakota limited liability company

By:	/s/ Mark D. Johnsrud
Name:	Mark D. Johnsrud
Title:	President

LANDTECH ENTERPRISES, L.L.C.

By:	/s/ Mark D. Johnsrud
Name:	Mark D. Johnsrud
Title:	President

BADLANDS LEASING, LLC

By:	/s/ Mark D. Johnsrud
Name:	Mark D. Johnsrud
Title:	President

IDEAL OILFIELD DISPOSAL, LLC

By:	/s/ Mark D. Johnsrud
Name:	Mark D. Johnsrud
Title:	President

NUVERRA TOTAL SOLUTIONS, LLC

By:	/s/ Mark D. Johnsrud
Name:	Mark D. Johnsrud
Title:	President

NES WATER SOLUTIONS, LLC

By:	/s/ Mark D. Johnsrud
Name:	Mark D. Johnsrud
Title:	President

HECKMANN WOODS CROSS, LLC

By:	/s/ Mark D. Johnsrud
Name:	Mark D. Johnsrud
Title:	President